UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2020

ATLANTIC AVENUE ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Delaware	001-39582	85-2200249
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Atlantic Street Stamford, Connecticut (Address of principal executive offices)	06902 (Zip Code)

(203) 989-9709
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	ASAQ.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ASAQ	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ASAQ WS	The New York Stock Exchange

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01          Other Events.

On October 6, 2020, Atlantic Avenue Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,000,000 warrants (the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Atlantic Avenue Partners LLC, ASA Co-Investment LLC and the Company’s independent directors generating gross proceeds to the Company of $7,000,000.

An audited balance sheet as of October 6, 2020, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, is included as Exhibit 99.1 to this Current Report on Form 8-K.

On October 12, 2020, the Company issued a press release, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K, announcing that the holders of the Company’s Units may elect to separately trade the shares of Common Stock and Warrants comprising the Units commencing on October 15, 2020. Those Units not separated will continue to trade on the New York Stock Exchange under the symbol “ASAQ.U”, and each of the Common Stock and Warrants that are separated will trade on the New York Stock Exchange under the symbols “ASAQ” and “ASAQ WS”, respectively.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of October 6, 2020.

99.2	Press Release, dated October 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Avenue Acquisition Corp

Date: October 13, 2020	By:	/s/ Barry Best
	Name:	Barry Best
	Title:	Chief Financial Officer